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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 20, 2002
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                               OTG SOFTWARE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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

          DELAWARE                         000-29809                        52-1769077
(state or other jurisdiction of    (Commission File Number)          (IRS Employer
incorporation or organization)                                       Identification Number)

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                           2600 TOWER OAKS BOULEVARD
                           ROCKVILLE, MARYLAND 20852
                                 (240) 747-6400
                       (Address, including zip code, and
                   telephone number, including area code, of
                   registrant's principal executive offices)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

     On February 20, 2002, OTG Software, Inc., a Delaware corporation (the "Registrant"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, Legato Systems, Inc., a Delaware corporation ("Legato"), and Orion Acquisition Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Legato (the "Merger Sub"), pursuant to which the Registrant agreed to be acquired by Legato. Subject to the terms and conditions of the Merger Agreement, the Registrant will merge with and into the Merger Sub (the "Merger"), with the Merger Sub to survive the Merger as a wholly-owned subsidiary of Legato. In the Merger, each issued and outstanding share of the Registrant's Common Stock (other than any shares of Registrant's Common Stock held by Mr. Richard A. Kay and the related entities signing the Voting Agreement discussed below (collectively, the "Voting Agreement Stockholders")) shall be converted into the right to receive (a) 0.6876 (the "Exchange Ratio") of a fully paid and nonassessable share of Legato common stock (the "Stock Merger Consideration") and (b) an amount in cash equal to $2.50 per share without interest (the "Cash Merger Consideration"). The Merger Agreement provides that the shares of the Registrant's Common Stock held by the Voting Agreement Stockholders will be converted in the aggregate into the same consideration received by the other holders, but provides for a different allocation of cash and shares of Legato common stock among the Voting Agreement Stockholders. In addition, each outstanding option to purchase the Registrant's Common Stock will be converted into an option to purchase (i) the number of shares of Legato common stock equal to the number of shares of the Registrant's Common Stock subject to such option multiplied by the Exchange Ratio, and (ii) a cash payment in an amount equal to the product of (A) the number of shares of Registrant Common Stock subject to such Registrant option and (B) the Cash Merger Consideration at an exercise price per share equal to the exercise price per share of the Registrant's Common Stock subject to such option divided by the Exchange Ratio. The description of the Merger Agreement set forth herein is qualified in its entirety by reference to the attached copy of the Merger Agreement attached to this Current Report on Form 8-K as Exhibit 2.1.

     In connection with the Merger Agreement, the Voting Agreement Stockholders entered into a Voting Agreement with Legato, dated February 20, 2002, pursuant to which they agreed to vote their shares of the Registrant's Common Stock held by them in favor of the adoption of the Merger Agreement and the approval of the Merger. A copy of the Voting Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The Merger is expected to close in the second quarter of 2002, and is subject to approval by the Registrant's stockholders, Legato's stockholders and satisfaction of customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act.

     Legato and the Registrant issued a press release dated February 21, 2002 with respect to the Merger. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        (c) EXHIBITS

EXHIBIT NO.     DESCRIPTION


 2.1 Agreement and Plan of Merger, dated February 20, 2002, by and among Legato Systems, Inc. ("Legato"), Orion Acquisition Sub Corp. and the Registrant. (Exhibits to the Agreement and Plan of Merger have been omitted but will be provided upon request).

99.1 Voting Agreement dated February 20, 2002 by and among Legato and the Stockholders named therein.

99.2 Joint Press Release, dated February 21, 2002, issued by Legato and the Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2002         OTG SOFTWARE, INC.
                                By: /s/ Ronald W. Kaiser
                                ---------------------------------
                                 Ronald W. Kaiser
                                 Chief Financial Officer and
                                 Treasurer
                                 (Principal Financial Officer)



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                               OTG SOFTWARE, INC.
                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION


 2.1 Agreement and Plan of Merger, dated February 20, 2002, by and among Legato Systems, Inc. ("Legato"), Orion Acquisition Sub Corp. and the Registrant. (Exhibits to the Agreement and Plan of Merger have been omitted but will be provided upon request).

99.1 Voting Agreement dated February 20, 2002 by and among Legato and the Stockholders named therein.

99.2 Joint Press Release, dated February 21, 2002, issued by Legato and the Registrant.